EXHIBIT 99.1

[GRAPHIC OMITTED]

Bionutrics, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.bionutrics.com


     BIONUTRICS ANNOUNCES A COMMITMENT OF UP TO $10,000,000 FROM BHC INTERIM
                         FUNDING II L.P. TO FINANCE THE
                    ACQUISITION OF KIRK PHARMACEUTICALS, LLC

PHOENIX, AZ, November 7, 2005 - Bionutrics, Inc., (BNRX.OB) a specialty pharmaceutical company with an extensive pipeline of difficult to formulate, oral controlled-release generic and branded drugs utilizing proprietary drug formulation and delivery technologies, announced today that on November 4, 2005, it received a loan commitment from BHC Interim Funding II L.P. to finance the acquisition of Kirk Pharmaceuticals, LLC ("Kirk").

On July 22, 2005, Bionutrics announced that it had entered into a purchase agreement that provides for the sale of all of the issued and outstanding stock of Kirk to the Company. Under that agreement, Bionutrics shall pay a total of $12,000,000 to the sellers of Kirk to be made as follows: (i) $9,000,000 immediately payable at closing and (ii) $3,000,000 payable under the terms of a promissory note delivered at Closing. The proceeds of the BHC loan will be applied towards the $9,000,000 payment.

Ronald H. Lane, Ph.D., Bionutrics' Chairman and Chief Executive Officer stated, "This commitment from BHC is an important step for Bionutrics as we move towards closing the transaction with Kirk as well as improving the capitalization of Bionutrics. The Company previously announced the commencement of an effort to secure certain debt and equity to finance Bionutrics' operations and the acquisition of Kirk Pharmaceuticals. The BHC commitment is a consequence of that effort and part of our overall undertaking to secure the capital requirements for the acquisition of Kirk and the funding of the development and commercialization of our drug pipeline. "

ABOUT BIONUTRICS:

Bionutrics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Bionutrics is in the process of commercializing its extensive pipeline of difficult to formulate generic and branded drugs. Bionutrics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. Total U.S. sales for the branded drugs targeted with the Company's generic pipeline are approximately $7 billion. The Company believes it has numerous "first to file" or only to file opportunities on its ANDAs. Additionally, the Company intends to file 505(b)(2) New Drug Applications with the FDA for its oral controlled-release branded drugs. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

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ABOUT KIRK PHARMACEUTICALS, LLC:

Kirk Pharmaceuticals, LLC is a Florida based pharmaceutical company manufacturing over-the-counter ("OTC") and prescription generic drugs. Founded in 1999 with 4 employees, Kirk currently has a roster of more than 120 and is lead  by  its  president,  John  S.  Copanos.  Kirk  occupies  70,000  sq  ft of manufacturing space and has Schedule II, III, IV and V pharmaceutical manufacturing and List I Chemicals certification. Kirk currently manufacturers and/or markets more than 30 OTC solid dose and soft-gel pharmaceutical products in its FDA and DEA approved facility. Kirk's business strategy of developing and manufacturing low-cost OTC products in a streamlined manufacturing environment has proven to be successful, even in the highly competitive OTC market and has allowed Kirk to establish a platform to develop and manufacture pharmaceutical products under cGMP (current good manufacturing practices) guidelines.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THIS RELEASE CONTAINS FORWARD LOOKING STATEMENTS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WORDS SUCH AS "BELIEVES," "ANTICIPATES," "PLANS," "EXPECTS," "WILL," "INTENDS" AND SIMILAR EXPRESSION'S, STATED OR IMPLIED, ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON THE COMPANY'S CURRENT EXPECTATIONS AND INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS AND THE TIMING OF EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH FORWARD-LOOKING STATEMENTS AS A RESULT OF THESE RISKS AND UNCERTAINTIES, WHICH INCLUDE OR MAY BE INHERIT IN, WITHOUT LIMITATION, THE COMPANY'S CURRENT EXPECTATIONS, BELIEF, FUTURE PLANS AND STRATEGIES, ANTICIPATED EVENTS OR TRENDS CONCERNING MATTERS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF THE NOTED ACQUISITION, SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING LOAN REQUIREMENTS, REGULATORY REQUIREMENTS AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS . THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES OF NEW PRODUCT DEVELOPMENT, CLINICAL TRIALS AND THEIR OUTCOMES, PRODUCT DEMAND AND MARKET ACCEPTANCE, RELIANCE ON KEY STRATEGIC ALLIANCES, POTENTIAL LITIGATION RELATED TO FILINGS OF ANDAS WITH THE FDA, COMPETITIVE FILINGS ON THE COMPANY'S BRAND TARGETS, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, FLUCTUATIONS IN OPERATING RESULTS AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.